SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                         ___________________________

                                 FORM 8-K/A

                               Amendment No. 2

               Current Report Pursuant to Section 13 or 15(d)
                   of the Securities Exchange Act of 1934

                         ___________________________


Date of Report March 23, 1995                   Commission file number 1-8459
               _____________                                           ______


                            New Plan Realty Trust
             (Exact name of registrant as specified in charter)
      Massachusetts                                      13-1995781
 ______________________                      _______________________________
(State of Incorporation)                    (IRS Employer Identification No.)


            1120 Avenue of the Americas, New York, New York 10036
            _____________________________________________________
                  (Address of principal executive offices)

                               (212) 869-3000
                        _____________________________
                       (Registrant's telephone number)


     The undersigned registrant hereby amends Item 7: Financial Statements, Pro Forma Financial Statements and Exhibits of its Current Report on Form 8-K, dated August 8, 1994, to include the Consent of the Independent Accountants.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized.

                                   NEW PLAN REALTY TRUST
                                        (Registrant)

                                   By:   /s/ Michael I. Brown
                                      ______________________________
                                        Michael I. Brown
                                        Chief Financial Officer, Controller

Dated:  March 23, 1995

                     CONSENT OF INDEPENDENT ACCOUNTANTS



          We consent to the incorporation by reference in the registration statements of New Plan Realty Trust on Forms S-3 (File Nos. 33-53311, 33-58596 and 33-58484) and on Form S-8 (33-57946) of (i) our report dated August 19, 1994, on our audit of the Historical Summary of Revenues and Certain Operating Expenses of certain properties acquired by New Plan Realty Trust (the "Trust") for the year ending October 31, 1993, which are included in the Reports on Form 8-K/A of the Trust dated September 1, 1994, and (ii) our report dated October 4, 1994, on our audit of the Historical Summary of Revenues and Certain Operating Expenses of certain properties acquired by the Trust for the year ended December 31, 1993, which are included in the Report on Form 8-K/A of the Trust dated October 6, 1994.



                                        EICHLER, BERGSMAN & CO., LLP


New York, New York
March 22, 1995